UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K/A
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 21, 2007 (October 15, 2007)
TREEHOUSE FOODS, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware (State or other jurisdiction of incorporation)	001-32504 (Commission file number)	20-2311383 ( I.R.S. employer identification no.)

Two Westbrook Corporate Center Suite 1070 Westchester, IL (Address of principal executive offices)	60154 (Zip Code)
Registrant’s telephone number, including area code: (708) 483-1300
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Current Report on Form 8-K/A amends and supplements the Current Report on Form 8-K of TreeHouse Foods, Inc., filed with the Securities and Exchange Commission on October 15, 2007 (the “Form 8-K”), which reported under Item 2.01 the acquisition of all of the operating assets of E.D. Smith Income Fund (the “Fund”), including all of the outstanding equity interests in E.D. Smith & Sons, GP, Ltd., E.D. Smith & Sons, LP and E.D. Smith & Sons, Limited pursuant to a purchase and sale agreement with E.D. Smith Operating Trust, E.D. Smith Limited Partnership and the Fund dated June 24, 2007. This amendment is filed to provide the financial statements and the pro forma financial information required by Item 9.01, and unless set forth below, all previous Items of the Form 8-K are unchanged.
ITEM 2.01 Completion of Acquisition or Disposition of Assets
On October 15, 2007 TreeHouse Foods, Inc., a Delaware corporation (“TreeHouse”), announced that it acquired all of the operating assets of the E.D. Smith Income Fund (“ED Smith”), and related liabilities.
TreeHouse paid an aggregate cash purchase price of approximately $340 million for ED Smith, at October 15, 2007, based on the exchange rate of $1.01963 U.S. Dollars for each Canadian dollar at October 10, 2007 (the date TreeHouse purchased Canadian dollars to complete the purchase), including the payment of existing debt and transaction expenses. The transaction was financed through borrowings under TreeHouse’s existing $600 million credit facility.
E.D. Smith’s assets include manufacturing facilities in Northeast, Pennsylvania, Seaforth, Ontario, Winona, Ontario and manufacturing assets located at a facility in Cambridge, Ontario, which is currently leased on a short term basis.

ITEM 9.01	Financial Statements and Exhibits
(a)	Financial statements of businesses acquired.

The following financial statements of ED Smith are being filed with this report as Exhibit 99.2:
•	Audited consolidated financial statements for the fiscal year ended December 31, 2006 and for the period June 3, 2005 to December 31, 2005;

•	Unaudited consolidated financial statements for the three and six-month interim periods ended June 30, 2007 and June 30, 2006
(b)	Pro forma financial information.

The following pro forma financial information is being filed with this report as Exhibit 99.3:
•	Unaudited Pro Forma Condensed Combined Balance Sheet as of June 30, 2007;

•	Unaudited Pro Forma Condensed Combined Statements of Income for the twelve months ended December 31, 2006 and for the six months ended June 30, 2007;

•	Notes to unaudited pro forma Condensed Combined financial statements
(c)	Exhibits

Exhibit	Description

23.1	Consent of Ernst & Young LLP, Independent Auditors

99.1
Press Release, dated October 15, 2007, announcing the closing of the transactions contemplated by that certain Purchase and Sale Agreement, dated June 24, 2007, between E.D. Smith Operating Trust, E.D. Smith Limited Partnership, E.D. Smith Income Fund, 0795167 B.C. Ltd., and TreeHouse Foods, Inc. (previously filed as part of this Current Report on Form 8-K filed on October 15, 2007).

99.2	Financial Statements listed in Item 9.0 1(a)

• E.D. Smith Income Fund Consolidated Financial Statements for the fiscal year ended December 31, 2006 and for the period June 3, 2005 to December 31, 2005

• E.D. Smith Income Fund Consolidated Financial Statements for the three and six-month interim periods ended June 30, 2007 and June 30, 2006

99.3	Pro Forma Financial Information listed in Item 9.01(b)

• Unaudited Pro Forma Condensed Combined Balance Sheet as of June 30, 2007

• Unaudited Pro Forma Condensed Combined Income Statement for the year ended December 31, 2006

• Unaudited Pro Forma Condensed Combined Income Statement for the six-month period ended June 30, 2007
SIGNATURES
          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report on Form 8-K/A to be signed on its behalf by the undersigned, thereunto duly authorized.

TreeHouse Foods, Inc.
	By:	/s/ Dennis F. Riordan
		Name:	Dennis F. Riordan
Date: December 21, 2007		Senior Vice President and Chief Financial Officer authorized to sign on behalf of the registrant

Exhibit List

Exhibit	Description

23.1	Consent of Ernst & Young LLP, Independent Auditors

99.1
Press Release, dated October 15, 2007, announcing the closing of the transactions contemplated by that certain Purchase and Sale Agreement, dated June 24, 2007, between E.D. Smith Operating Trust, E.D. Smith Limited Partnership, E.D. Smith Income Fund, 0795167 B.C. Ltd., and TreeHouse Foods, Inc. (previously filed as part of this Current Report on Form 8-K filed on October 15, 2007).

99.2	Financial Statements listed in Item 9.0 1(a)

• E.D. Smith Income Fund Consolidated Financial Statements for the fiscal year ended December 31, 2006 and the period June 3, 2005 to December 31, 2005

• E.D. Smith Income Fund Consolidated Financial Statements for the three and six-month interim periods ended June 30, 2007 and June 30, 2006

99.3	Pro Forma Financial Information listed in Item 9.01(b)

• Unaudited Pro Forma Condensed Combined Balance Sheet as of June 30, 2007

• Unaudited Pro Forma Condensed Combined Income Statement for the year ended December 31, 2006

• Unaudited Pro Forma Condensed Combined Income Statement for the six-month period ended June 30, 2007